EXECUTION VERSION

                                                                Exhibit 10.4


                         NETTING AND SECURITY AGREEMENT

Netting and Security Agreement, dated as of June 26, 2003, between and among Bear, Stearns International Limited, CRIIMI Newco LLC and CBO REIT II, Inc..


Reference is made to that certain (i) Repurchase Agreement, dated as of January 14, 2003, entered into among Bear, Stearns International Limited ("BSIL"), CRIIMI Newco LLC ("Newco") and CBO REIT II, Inc. ("REIT" and together with Newco, "CRIIMI") and all schedules and annexes thereto, as amended (collectively, the "Repurchase Agreement"); and (ii) ISDA Master Agreement, dated as of June 26, 2003, entered into among BSIL, Newco and REIT, and all schedules and annexes thereto and any confirmations thereunder (collectively, the "Swap"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Repurchase Agreement and/or the Swap, as applicable.

     BSIL, on the one hand, and Newco and REIT, jointly and severally, on the other hand, agree that:

(A) (i) To secure the prompt payment and performance of their joint and several obligations under the Repurchase Agreement and the Swap, Newco and REIT hereby grant to BSIL a valid, continuing security interest in all of their right, title and interest in the Assets defined below (referred to herein as the "Collateral"), provided, however, notwithstanding anything to the contrary contained herein, the Assets shall not include the Subject Securities that are owned by either REIT Subsidiary (as such terms are defined in the Repurchase Agreement). All Collateral shall be, to the fullest extent of any rights of CRIIMI in such Collateral, collateral and margin under and in connection with each of the Repurchase Agreement and the Swap without regard to the identity of the agreement pursuant to which any request for transfer of Collateral may have been made

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        (and the Repurchase Agreement and Swap are hereby  supplemented and/or amended accordingly). "Assets" shall mean (i) all property now or hereafter held or carried by BSIL under or in connection with the Repurchase Agreement or the Swap, (ii) all contract rights CRIIMI may now or hereafter have against BSIL under the Swap or the Repurchase Agreement, including rights related to a Margin Excess (it being understood and agreed that CRIIMI is not releasing or waiving any claims or causes of actions it may now or hereafter have against BSIL under the Swap, the Repurchase Agreement or this Netting and Security Agreement), and (iii) all proceeds of or distributions on any of the foregoing. Nothing contained in this Netting and Security Agreement shall be construed to affect the validity of the characterization of the transaction under the Repurchase Agreement as a purchase and sale of securities. Notwithstanding anything to the contrary contained in this Netting and Security Agreement, unless an Event of Default (defined below) shall have occurred and be continuing CRIIMI shall have the right (a) to direct the exercise of all voting, consent and other control rights with respect to the Purchased Assets, and (b) to receive all cash, dividends, interest and other distributions from, on, attributable or related to the Purchased Assets, in each case subject only to the terms and conditions set forth in the Repurchase Agreement.
        (ii) CRIIMI agrees that with respect to Collateral and the delivery of Collateral (to the extent applicable), CRIIMI will take such action as is necessary to cooperate with BSIL, and CRIIMI hereby irrevocably appoints BSIL to be CRIIMI's attorney in fact and CRIIMI's agent ("attorney") (with full powers of substitution and delegation) to act in CRIIMI's name and on CRIIMI's behalf and as CRIIMI's act and deed or otherwise under a power coupled with an interest to execute, sign, seal, deliver, and file any

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        documents which BSIL may reasonably require for perfecting or preserving its security interest in the Collateral, or, upon the occurrence of an Event of Default (as defined below), vesting the Collateral in BSIL, and otherwise generally to sign, seal and deliver and otherwise perfect and preserve any such legal or other mortgage, charge, security interest or assignment and all such deeds and documents and to do all such acts and things as may be required for the full exercise of the powers hereby conferred including, but not limited to, executing and filing any financing statements and charges, and upon the occurrence of an Event of Default, executing and filing such documents as are appropriate to effect any sale, lease, liquidation, disposition, realization, receipt of such Collateral or the enforcement of BSIL's rights under this Netting and Security Agreement, the Repurchase Agreement and/or the Swap. CRIIMI hereby covenants with BSIL to ratify and confirm any deed, document, act and thing and all transactions that any such attorney or agent may execute or do to perfect or preserve its security interest in the Collateral and that CRIIMI will not take any action that would impair BSIL's perfected security interest in the Collateral.
        (iii) Each of Newco and REIT represents and covenants that, except for such restrictions as may be contained in the Repurchase Agreement, (a) it has the right to grant a security interest in the Collateral and (b) the Collateral is free and clear of any liens, claims or encumbrances.
        (iv) CRIIMI waives marshalling of assets and any similar doctrine dealing with the application of Collateral.
(B) On any day on which there exists an obligation for Newco and/or REIT to transfer or pay (i) Additional Assets pursuant to Section 4 of the Repurchase Agreement (a "CRIIMI

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        Repurchase Agreement Obligation") or (ii) a Delivery Amount or Return
        Amount under the Swap (a "CRIIMI Swap Obligation" and together with CRIIMI Repurchase Agreement Obligation, a "CRIIMI Obligation"), such CRIIMI Obligation shall, subject to applicable laws, rules and regulations, be satisfied to the extent that there exists, on such day,
        (x) an obligation for BSIL to transfer any Delivery Amount or Return Amount under the Swap (without regard to the provisions of Paragraph
        (C) of this Netting and Security Agreement) or (y) a Margin Excess under the Repurchase Agreement. For purposes of this Paragraph (B), the value of any property applied to satisfy a CRIIMI Obligation shall be determined by BSIL in accordance with the valuation methodology in the agreement under which such property was originally transferred.
(C) For the avoidance of doubt, (i) to the extent that there is a Margin Excess, BSIL shall not have any obligation to deliver to CRIIMI any Purchased Assets except for Additional Assets delivered to BSIL by CRIIMI directly (as opposed to Additional Assets deemed to have been transferred by operation of Paragraph (B) herein), under Section 4 of the Repurchase Agreement, and (ii) to the extent that there is a Return Amount owed by BSIL under the Swap, BSIL shall not have any obligation to deliver to CRIIMI any Posted Credit Support except to the extent of any Eligible Credit Support transferred by CRIIMI directly (as opposed to Eligible Credit Support deemed to have been transferred by operation of Paragraph (B) herein), under the Swap.
(D) If a CRIIMI Obligation is satisfied, in whole or in part, pursuant to Paragraph (B) herein, then the amount of any Return Amount, Delivery Amount and/or Margin Excess, as applicable, payable by BSIL shall be reduced and any obligation of BSIL to transfer Additional Assets and/or Posted Credit Support shall be satisfied, to the extent such

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        CRIIMI  Obligation is so satisfied  and such BSIL  obligation  shall not be satisfied to the extent the amount of such BSIL obligation exceeds the amount of the CRIIMI Obligation so satisfied. For the avoidance of doubt, to the extent a CRIIMI Obligation is not satisfied, in whole or in part, pursuant to Paragraph (B), each of Newco and REIT shall remain obligated, jointly and severally, to satisfy such CRIIMI Obligation, or any unsatisfied portion thereof, as provided in the Repurchase Agreement or the Swap, as applicable. Neither Bear Stearns' failure to insist at any time upon strict compliance with the Repurchase Agreement or the Swap or with any of the terms hereof nor any continued course of such conduct on its part shall constitute or be considered a waiver by Bear Stearns of any of its rights or privileges hereunder.
(E) (i) An Event of Default under either the Repurchase Agreement or the Swap (but only as to a CRIIMI Event of Default) shall be considered an "Event of Default" under each of the Repurchase Agreement, the Swap and this Netting and Security Agreement. In addition to the remedies contained in the Repurchase Agreement and/or the Swap, upon the occurrence of an Event of Default under this Netting and Security Agreement, BSIL may, at its option, (1) foreclose, collect, sell or otherwise liquidate any Collateral it selects in its reasonable discretion, in any order and at any time, and apply the proceeds thereof to satisfy any of CRIIMI's obligations to BSIL (2) setoff, net, and/or recoup BSIL's obligations to CRIIMI against any of CRIIMI's obligations to BSIL and (3) retain any Collateral and withhold payment and performance of any obligation to CRIIMI to pay, secure, set-off against, net and/or recoup any obligation CRIIMI owes to BSIL. Notwithstanding the preceding sentence or Paragraph A(ii), this Netting and Security Agreement shall not supercede any restrictions on the method of liquidating Purchased

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        Assets  pursuant to Section 14 of the Repurchase Agreement with respect to such Purchased Assets.
        (ii) If an Event of Default occurs, each of Newco and REIT will be liable, jointly and severally, to BSIL for (i) the amount of all reasonable legal or other expenses (including, without limitation, all costs and expenses of BSIL) in connection with the enforcement of this Netting and Security Agreement, the Swap or the Repurchase Agreement or any other agreement evidencing the Transaction, whether in action, suit or litigation or bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally, further including, without limitation, the reasonable fees and expenses of counsel incurred in connection with or as a result of an Event of Default, (ii) damages in an amount equal to the cost (including all fees, expenses and commissions) of entering into replacement transactions and entering into or terminating hedge transactions in connection with or as a result of BSIL's efforts to mitigate damages following an Event of Default, and (iii) any other loss, damage, cost or expense directly arising or resulting from the occurrence of an Event of Default.
(F)     [Reserved]
(G) The provisions of Paragraphs A(i), A(ii) B, C, D and E(i) of this Netting and Security Agreement are intended, unless otherwise provided therein, to modify and supercede, to the extent inconsistent with the Repurchase Agreement and/or the Swap. The other provisions of this Netting and Security Agreement are intended to be in addition to the Repurchase Agreement and the Swap.
(H) (i) CRIIMI represents and covenants (and will be deemed to have repeated each representation and covenant at the time of entering into a new Acceptable Hedge

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        Transaction)  that:  (a) it will enter into all hedge  transactions  as principal and accordingly, will determine the appropriateness for CRIIMI of such transactions and address any applicable legal, tax or accounting considerations; (b) it is knowledgeable of and experienced in the risks of entering into such transactions, is capable of evaluating the merits and risks of transactions and is able to bear its economic risks; (c) it is authorized to enter into, or was authorized at the time it entered into, this Netting and Security Agreement, the Repurchase Agreement and the Swap and perform its obligations hereunder and thereunder and that the Netting and Security Agreement is a legal, valid and binding obligation enforceable against it except as enforceability may be limited by bankruptcy, moratorium on payment of debt or other laws affecting the rights of creditors generally;
        (d) the person(s) who is executing this Netting and Security Agreement on CRIIMI's behalf is duly authorized to sign this Netting and Security Agreement in its name; (e) no advice furnished by BSIL shall form a primary basis for any decision by CRIIMI, and no amounts paid by CRIIMI to BSIL shall be attributable to any advice provided by BSIL;
        (f) BSIL is not a fiduciary or adviser with respect to CRIIMI;  and
        (g) at all times, none of CRIIMI's assets constitute, directly or indirectly, plan assets subject to the fiduciary responsibility sections of the Employee Retirement Income Security Act ("ERISA") and CRIIMI covenants to notify BSIL immediately, if at any time, any of CRIIMI's assets become subject to the fiduciary responsibility sections of ERISA and, upon BSIL's request, to terminate any or all hedge transactions if CRIIMI's assets become subject to the fiduciary responsibility sections of ERISA.

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        In addition, CRIIMI represents and covenants (and will be deemed to have repeated this representation and covenant at the time of entering into each new Acceptable Hedge Transaction) that, unless required pursuant to applicable securities law or NYSE regulations, CRIIMI shall not use the name of Bear Stearns nor make any disclosure with respect to Bear Stearns' relationship with CRIIMI including, without limitation, in any disclosure document, solicitation, marketing or advertising material, or in any filing, without Bear Stearns' prior written consent.
        (ii) Notwithstanding any other provision in this Netting and Security Agreement to the contrary, BSIL (a) covenants that it will not take any action in connection with the transactions contemplated by this Netting and Security Agreement which results in either REIT Subsidiary or any issuer of Subject Securities (other than the Nomura Securities) ceasing to be a Qualified REIT Subsidiary and (b) represents that CRIIMI MAE Inc. is a third-party beneficiary of BSIL's covenant set forth herein.
 (I) This Netting and Security Agreement (including the security interest granted hereby) will terminate upon the termination of either the Repurchase Agreement or the Swap, provided, however, that the provisions of this Netting and Security Agreement (including the security interest granted hereby) shall survive termination until such time as all of CRIIMI's obligations to BSIL under the Repurchase Agreement or the Swap (whichever one is terminated) have been satisfied, provided, further, that BSIL shall not be required to make any payment or transfer to CRIIMI upon the termination of either the Swap or the Repurchase Agreement unless and until the Swap or the Repurchase Agreement (whichever one is not terminated) is adequately collateralized and margined in accordance with its terms. CRIIMI and BSIL hereby agree that this Netting and Security

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        Agreement  shall extend to and be binding upon all of the parties hereto
        (whether now existing or hereafter added) and their respective successors and permitted assigns.
(J) For the protection of CRIIMI and BSIL, and as a way of correcting misunderstandings, CRIIMI hereby authorizes BSIL, at its discretion and without prior notice to CRIIMI, to monitor and/or record any or all telephone conversations between CRIIMI and any of BSIL's employees or agents which may be used in connection with any dispute between the parties or in any other way related to this Netting and Security Agreement, the Repurchase Agreement or the Swap.
(K)     [Reserved]
(L) CRIIMI acknowledges that BSIL is under no obligation to seek recovery under any guarantee or from any third party.
(M) (i) CRIIMI hereby agrees that CRIIMI is solely responsible for monitoring compliance with its own internal restrictions and procedures governing investments, trading limits and manner of authorizing investments, and with the laws and regulations affecting its authority and ability to trade and invest (collectively, "Policies"). BSIL does not undertake to assess whether a transaction is appropriate for CRIIMI. CRIIMI further agrees that it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent CRIIMI has deemed necessary in determining the investment and trading strategy appropriate for CRIIMI and the appropriateness of each transaction.
        (ii) CRIIMI has not and will not retain an Investment Advisor to act for it. BSIL is not responsible for advising CRIIMI on the suitability or determining the suitability of any investments selected by CRIIMI.

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        (iii) CRIIMI further agrees that if CRIIMI, through any of its officers, directors or employees (each an "Agent"), enter into hedge transactions directly with BSIL, that (a) BSIL is authorized to execute such transactions and to enter into such transactions as directed by any of CRIIMI's Agents who have apparent authority to execute such transactions and to enter into such transactions, (b) BSIL has no duty to make any inquiry as to such Agent's actual authority, and (c) CRIIMI is obligated to and will perform all hedge transactions entered into with BSIL with the authorization of an Agent with such apparent authority, and the obligations with respect to such transactions shall be its obligations.
(N) This Netting and Security Agreement may be executed, in counterparts, each of which when fully executed shall be considered an original and may be executed by facsimile signatures.
(O) This Netting and Security Agreement shall be governed by the substantive laws of the State of New York, without giving effect to the conflict of law principles thereof.
(P) This Netting and Security Agreement may not be modified absent a written instrument signed by authorized representatives of each of the parties hereto. This Netting and Security Agreement may not be modified without the consent of CRIIMI MAE Inc.
(Q)     Notices hereunder shall be provided as set forth in the Repurchase
        Agreement.


                            [SIGNATURE PAGE FOLLOWS]


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                                     Bear, Stearns International Limited



                                     /s/Paul Friedman
                                     -------------------------------------
                                     By:  Paul Friedman
                                     Title: Authorized Signatory


                                     CRIIMI NEWCO, LLC



                                     /s/David B. Iannarone
                                     -------------------------------------
                                     By:  David B. Iannarone
                                     Title: Executive Vice President
                                             and Chief Operating Officer

                                     CBO REIT II, Inc.



                                     /s/David B. Iannarone
                                     -------------------------------------
                                     By:  David B. Iannarone
                                     Title: Executive Vice President
                                             and Chief Operating Officer

                                     Consented to by:

                                     CRIIMI MAE INC., as Guarantor



                                     /s/David B. Iannarone
                                     -------------------------------------
                                     By:  David B. Iannarone
                                     Title: Executive Vice President
                                             and Chief Operating Officer




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